UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
Current Report

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report: April 30, 2003
(Date of earliest event reported)

The Manitowoc Company, Inc.
 (Exact name of registrant as specified in its charter)

Wisconsin	1-11978	39-0448110
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

2400 S. 44th Street, Manitowoc, Wisconsin 54221-0066
(Address of principal executive offices including zip code)

(920) 684-4410
(Registrant's telephone number, including area code)

Item 7. Financial Statements and Exhibits

(c)     Exhibits

          The following exhibit is furnished pursuant to Item 12 of this Report:

          99.1     The Manitowoc Company, Inc. press release dated April 30, 2003

Item 9. Regulation FD Disclosure

This information is being furnished pursuant to Item 12 of Form 8-K

Results of Operations and Financial Condition.

On April 30, 2003, The Manitowoc Company, Inc. announced its results for the first quarter ended March 31, 2003. A copy of the press release is furnished to the Commission by attaching it as an exhibit to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE MANITOWOC COMPANY, INC.
(Registrant)

DATE: April 30, 2003	/s/ Timothy M. Wood
Timothy M. Wood
Vice President & Chief Financial Officer

THE MANITOWOC COMPANY, INC.

EXHIBIT INDEX

TO

FORM 8-K CURRENT REPORT

Dated as of April 30, 2003

Exhibit No.	Description	Filed Herewith

99.1	Press Release dated April 30, 2003.	X